Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is made this 20th day of September, 2017 by and between CLS Holdings USA, Inc., a Nevada corporation (“CLSH”) and StarForce Media, Inc., a Florida corporation (the “Purchaser”) with respect to an aggregate of 1,500,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of CLSH issued in accordance with this Agreement.

WITNESSETH:

WHEREAS, on April 29, 2015, CLSH issued a certain promissory note to Dr. Ira M. Trocki (“Trocki”), in the original principal amount of $200,000 (the “Note”);

WHEREAS, effective on September 6, 2017, Trocki, who is unaffiliated with CLSH, sold the Note to the Purchaser for $105,219.18 pursuant to a note purchase agreement;

WHEREAS, CLSH has notified the Purchaser that it wishes to exchange the Note, in an exchange that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) for the Shares; and

WHEREAS, the Purchaser, wishes to exchange the Note for the Shares upon the execution and delivery hereof (the “Closing Date”).

NOW THEREFOR, for mutual consideration, the receipt and sufficiency of which is hereby acknowledged, CLSH and the Purchaser hereby agree as follows:

1.            Exchange of Note for the Shares. On the Closing Date, the Purchaser agrees to exchange (the “Exchange”) the Note for the Shares.  As part of the Exchange, the following transactions shall occur:

(a)          As of the Closing Date, the Note shall be free and clear of all liens, claims or encumbrances.  Upon receipt of the Shares, but effective as of the date hereof, all of the Purchaser’s rights under the Note shall be extinguished (including, without limitation, the rights to receive any accrued and unpaid interest thereon or any other shares of common stock with respect thereto). Immediately following the consummation of the Exchange, the Note shall automatically be cancelled for no additional consideration.

(b)          On the Closing Date, the Purchaser shall be deemed for all corporate purposes to have become the holder of record of the Shares.  The Purchaser shall be entitled to exercise all of its rights with respect to the Shares, irrespective of the date CLSH delivers the certificate(s) evidencing the Shares to the Purchaser.

(c)          As soon as practicable following the Closing, the Purchaser shall surrender the original Note to CLSH and CLSH shall deliver the Shares to the Purchaser.

(d)          CLSH and the Purchaser shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2.            Representations and Warranties of CLSH. CLSH hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, that:

2.1          Organization, Good Standing and Qualification. CLSH is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. CLSH is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect (as defined below) on its business or properties. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of CLSH, if any, individually or taken as a whole, or on the transactions contemplated hereby or on the Exchange or by the agreements and instruments to be entered into (or entered into) in connection herewith or therewith, or on the authority or ability of CLSH to perform its obligations under this Agreement.

2.2          Authorization. All corporate action on the part of CLSH, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Exchange and the performance of all obligations of CLSH hereunder and thereunder, and the authorization of all the transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares, have been taken on or prior to the date hereof.

2.3          Valid Issuance of the Shares. The Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

2.4          Offering; Securities Act Exemptions. Neither CLSH, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. CLSH has not engaged any placement agent, financial advisor, or broker in connection with the Exchange or the issuance of the Shares. Assuming the accuracy of the representations and warranties of the Purchaser contained herein, the offer, exchange and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act under one or more of the provisions contained therein.  CLSH knows of no reason why an exemption is not available.  Neither CLSH nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of all exemptions therefrom.  The Shares will be “restricted securities” and will bear a restrictive legend under the Securities Act to that effect; however, assuming the accuracy of the representations and warranties of the Purchaser contained herein, the Purchaser will be able to tack the holding period of the Note to the holding period of the Shares for purposes of compliance with Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

2.5          Material Adverse Information.  CLSH is not aware of any material adverse information regarding it, its officers or directors, or the current or prospective operations of CLSH,

which has not been publicly disclosed in its most recent Annual Report on Form 10-K, any quarterly report of CLSH on Form 10-Q filed thereafter, any current report of CLSH on Form 8-K filed after the referenced Form 10-K or any publicly disseminated press release; including, without limitation, the existence of any pending or threatened proceeding or investigation by any governmental body or regulatory agency against CLSH, its officers, directors or affiliates.

3.            Representations and Warranties of the Purchaser. The Purchaser hereby represents, warrants and covenants that:

3.1          Authorization. The Purchaser has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

3.2          Accredited Investor Status; Investment Experience.

(a)          Such Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.  Such Purchaser is acquiring the Shares for his or her own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. Such Purchaser understands that he or she may not sell or otherwise dispose of such Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.  Such Purchaser acknowledges being informed that the Shares shall be unregistered, shall be “restricted securities” as defined in Rule 144(a) under the Securities Act, and must be held indefinitely unless (i) they are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available.  Such person further acknowledges that CLSH does not have an obligation to currently register such securities for the account of such person.

(b)          Such Purchaser acknowledges that he or she has been afforded access to all material information which he or she has requested relevant to his or her decision to acquire the Shares and to ask questions of CLSH’s management and that neither CLSH nor anyone acting on behalf of CLSH has made any representations or warranties to such person which have induced, persuaded, or stimulated such person to acquire the Shares.

(c)          Such Purchaser has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares and such Purchaser is and will be able to bear the economic risk of the investment in such Shares.

3.3          No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

3.4          Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Purchaser of this Agreement and each other Exchange document to which the Purchaser is a party and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Purchaser, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

3.5          Ownership of Note. The Purchaser owns the entire right, title, and interest in and to the Note free and clear of all rights and liens.  Purchaser has full power and authority to transfer and dispose of the Note to CLSH free and clear of any lien, claim or encumbrance.  The Note is not in default.

3.6          Exemption; No Consideration. The Purchaser acknowledges and agrees that the Exchange is being made in reliance upon one or more exemptions from registration under the Securities Act, including the exemption provided by Rule 3(a)(9) and the securities of CLSH being issued to the Purchaser in the Exchange will be issued exclusively in the Exchange for the surrender and cancellation of the Note and no other consideration has or will be paid to CLSH for the Shares to effect the Exchange hereunder.

4.            Covenants.

4.1          Issuance of Legal Opinion upon Exchange. At any time after the date hereof, if the Purchaser is not then an “affiliate” of CLSH and has not been an affiliate of CLSH for the prior 3 months, CLSH, if so requested by its transfer agent, shall instruct its legal counsel to issue an opinion to the CLSH transfer agent, which opinion is subject to such assumptions and factual certificates as CLSH’s counsel may reasonably request from Purchaser, that such Shares may be reissued without a restricted legend.

5.            Miscellaneous.

5.1          Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.  This Agreement, to the extent executed digitally or delivered by means of a facsimile machines or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof.

5.2          Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in Miami-Dade County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.4          Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

5.5          No Tax Advice.  The Purchaser acknowledges that there may be tax consequences associated with the Exchange and that CLSH is not providing tax advice to the Purchaser in connection therewith.  The Purchaser assumes full responsibility for all tax consequences associated with the Exchange.

5.6          Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by the Purchaser and CLSH and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the parties.

5.7          Third Party Beneficiaries.  No one other than the parties hereto may rely on or are intended to receive the benefit from this Agreement.

5.8          Survival.  The representations and warranties contained herein and Sections 4 and 5 hereof shall survive the Closing of the Exchange.

5.9          Successors and Assigns.  This Agreement shall be binding upon and insure to the benefit of the parties and their respective successors and assigns.  Neither CLSH nor the Purchaser shall assign any of their respective rights under this Agreement without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

STARFORCE MEDIA, INC.

By:   /s/ Aubrie Goldberg
Name:  Aubrie Goldberg
Title:   President

Address:   6001 N. Ocean Dr. #1407
  Hollywood, FL  33019

E-mail:   agoldberg@ajggroupinc.com
TIN:

CLS HOLDINGS USA, INC.

By:   /s/ Jeffrey I. Binder
Jeffrey I. Binder
Chairman and CEO